                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 2, 2001


                          CENTURY ALUMINUM COMPANY
           (Exact name of registrant as specified in its charter)



          DELAWARE                       0-27918                 13-3070826
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


         2511 GARDEN ROAD
        BUILDING A, SUITE 200
        MONTEREY, CALIFORNIA                                        93940
(Address of principal executive offices)                         (Zip Code)


                                (831) 642-9300
             (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  THE ACQUISITION
                  ---------------

                  On April 2, 2001, Century Aluminum Company, a Delaware corporation ("Century" or the "Company") completed the acquisition of NSA, Ltd. ("NSA") and its 237,000 metric ton per year aluminum reduction facility in Hawesville, Kentucky (the "Hawesville Facility") from Southwire Company ("Southwire"), a privately-held wire and cable manufacturing company based in Carrollton, Georgia (the "Acquisition"). Concurrently with the closing of the Acquisition, the Company effectively sold a 20% interest in the Hawesville Facility and related rights (the "Disposition") to Glencore AG ("Glencore"), the Company's largest shareholder.

                  The Acquisition was completed pursuant to a Stock Purchase Agreement, dated August 31, 2000, between Century and Southwire (the "Southwire Agreement"). Under the terms of the Southwire Agreement, Century acquired all of the outstanding equity securities of Metalsco, Ltd., a Georgia corporation, which owns a direct 1% partnership interest in NSA and an indirect 99% partnership interest in NSA through its wholly-owned subsidiary, Skyliner, Inc. NSA is a Kentucky limited partnership which owns and operates the Hawesville Facility.

                  The cash purchase price for the Acquisition was $454.1 million, subject to certain post-closing adjustments based on the amount by which NSA's working capital as of the closing date, as finally determined, exceeds or is less that than the amount estimated as working capital on the closing date. In addition, Century agreed to assume approximately $7.8 million in industrial revenue bonds (the "IRBs") related to the Hawesville Facility and may be required to pay up to an aggregate maximum of $7.0 million if the price of primary aluminum exceeds specified levels during the seven years following closing. The purchase price for the Acquisition was determined based on arms'-length negotiations between the Company and Southwire.

                  Century financed a portion of the cash purchase price and related fees and expenses with the net proceeds from the sale of $325 million in aggregate principal amount of the Company's 11-3/4% Senior Secured First Mortgage Notes due 2008 (the "Notes") to certain institutional investors in an offering exempt from the registration requirements of the Securities Act of 1933, as amended. The Notes are guaranteed by certain of the Company's domestic subsidiaries and secured by a first-priority lien on certain property, plant and equipment held by those subsidiaries. Century financed the balance of the cash purchase price with approximately $32.0 million in available cash, $97.8 million in proceeds from the Disposition and $25 million in proceeds from the sale to Glencore of 500,000 shares of the Company's convertible preferred stock (the "Convertible Preferred Stock"). The Convertible Preferred Stock was sold to Glencore pursuant to the terms of a Convertible Preferred Stock Purchase Agreement, dated as of April 2, 2001, between Century and Glencore. Each share of the Convertible Preferred Stock has a liquidation preference of $50 and is convertible at any time into Century common stock at a price of $17.92 per share.

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


                  THE DISPOSITION
                  ---------------

                  Concurrently with the closing of the Acquisition, Century sold a 20% ownership interest in the Hawesville Facility and related rights to Glencore pursuant to the terms of an Asset Purchase Agreement, dated April 2, 2001, between Century and Glencore (the "Glencore Agreement"). Under the terms of the Glencore Agreement, Glencore's 20% ownership interest in the Hawesville Facility consists of (i) title to the recently added fifth potline at the Hawesville Facility, (ii) a 20% undivided interest in all other assets of and rights relating to the Hawesville Facility, other than its four original potlines, and (iii) a 20% ownership interest in Century Aluminum of Kentucky LLC ("CAK"), a Delaware limited liability company which holds certain intangible assets relating to the operation of the Hawesville Facility (including the alumina and power supply contracts). Century retained an 80% interest in the Hawesville Facility which consists of (i) title to the original four potlines at the Hawesville Facility, (ii) an 80% undivided interest in all other assets of and rights relating to the Hawesville Facility, other than the fifth potline and
(iii) an 80% interest in CAK.

                  The cash purchase price paid by Glencore to Century for the Disposition was $97.8 million. Glencore also assumed direct responsibility for a pro rata portion of the IRBs and a pro rata portion of any post-closing payments Century may be obligated to make to Southwire pursuant to the Southwire Agreement. In addition, Glencore assumed responsibility for a pro rata portion of any liabilities and obligations with respect to the Hawesville Facility after closing and will share the benefit of the indemnities provided by Southwire pursuant to the Southwire Agreement. The purchase price and terms of the Disposition were determined through arms'-length negotiations between the parties.

                  Century and Glencore entered into an Owners Agreement concurrently with the closing of the Disposition which, notwithstanding their separate ownership of specific assets at the Hawesville Facility, provides that each party is entitled to a pro rata portion of the aggregate production of the Hawesville Facility and is obligated to pay its pro rata portion of the expenses of the facility.

                  The Hawesville Facility has been and following the Acquisition will continue to be used for the production of primary aluminum in molten, ingot and sow form. The facility has the capacity to produce up to 523 million pounds of primary aluminum per year and Century's 80% ownership interest represents 418 million pounds of this capacity.


                  The foregoing summary is qualified in its entirety by reference: (a) with respect to the Acquisition, to the Southwire Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by this reference, (b) with respect to the Notes, to the Purchase Agreement, Indenture, Registration Rights Agreement, Mortgage, Deed of Trust and Pledge and Security Agreement, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, and 4.6, respectively, and which are each incorporated herein by this reference, (c) with respect to the Convertible Preferred Stock, to the Convertible Preferred Stock Purchase Agreement, Certificate of Designation and Form of Convertible Preferred Stock Certificate, copies of which are attached hereto as Exhibits 4.7, 3.1, and 4.8, respectively, and which are each incorporated herein by this reference, and (d) with respect to the Disposition, to the Glencore Agreement, a copy of which is attached hereto as Exhibit 2.2 and which is incorporated herein by this reference.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements.

                  Pursuant to Item 7(a)(4) of Form 8-K, the registrant will file the required financial statements and pro forma financial information by amendment within sixty days of the date of this filing.

(b)      Pro Forma Financial Information.

                  Pursuant to Item 7(a)(4) of Form 8-K, the registrant will file the required financial statements and pro forma financial information by amendment within sixty days of the date of this filing.

(c)      Exhibits.

The following exhibits are filed with this report on Form 8-K:



    EXHIBIT NUMBER             DESCRIPTION
    --------------             -----------
          2.1*                 Stock Purchase Agreement,  dated August 31, 2000, between Century Aluminum Company and
                               Southwire Company.

          2.2*                 Asset Purchase  Agreement,  dated as of April 2, 2001, among Century Aluminum Company,
                               Century Kentucky, Inc., NSA, Ltd. and Glencore AG.

          3.1                  Certificate of Designation of the Registrant, dated March 28, 2001.

          4.1                  Purchase  Agreement,  dated March 28, 2001,  among Century Aluminum  Company,  Century
                               Aluminum of West Virginia,  Inc., Berkeley Aluminum,  Inc., Century Kentucky, Inc. and
                               Virgin Islands Alumina  Corporation LLC and Credit Suisse First Boston Corporation and
                               Fleet Securities, Inc., as Initial Purchasers.

          4.2                  Indenture,  dated April 2, 2001,  among  Century,  the  Guarantors  party  thereto and
                               Wilmington Trust Company, as trustee.

          4.3                  Registration  Rights  Agreement,  dated April 2, 2001, among Century Aluminum Company, the  Guarantors  party  thereto and Credit Suisse First Boston  Corporation  and Fleet
                               Securities, Inc., as Initial Purchasers.

          4.4                  Mortgage,  Assignment of Leases and Rents, Security Agreement and Financing Statement,
                               dated as of April 2,  2001,  from  NSA,  Ltd.  for the  benefit  of  Wilmington  Trust
                               Company, as collateral agent.

          4.5                  Deed  of  Trust,  Assignment  of  Leases  and  Rents,  Security  Agreement,  Financing
                               Statement  and Fixture  Filing,  dated as of April 2, 2001,  from Century  Aluminum of
                               West Virginia, Inc. for the benefit of Wilmington Trust Company, as collateral agent.

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


          4.6                  Pledge and Security Agreement, dated as of April 2, 2001, by Century Aluminum Company as Pledgor and the other Pledgors party thereto in favor of Wilmington Trust Company, as collateral agent.

          4.7                  Convertible  Preferred Stock Purchase  Agreement,  dated as of April 2, 2001,  between
                               Century Aluminum Company and Glencore AG.

          4.8                  Form of Convertible Preferred Stock Certificate.

         99.1                  Press Release, dated April 2, 2001.
---------------------------------


* Schedules and exhibits are omitted and will be furnished to the Securities and Exchange Commission upon request.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CENTURY ALUMINUM COMPANY

   Date:  April 17, 2001             By:     /s/ Gerald J. Kitchen
        -----------------               --------------------------------------
                                        Name:    Gerald J. Kitchen
                                        Title:   Executive Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX



    EXHIBIT NUMBER             DESCRIPTION
    --------------             -----------
          2.1*                 Stock Purchase Agreement,  dated August 31, 2000, between Century Aluminum Company and
                               Southwire Company.

          2.2*                 Asset Purchase  Agreement,  dated as of April 2, 2001, among Century Aluminum Company,
                               Century Kentucky, Inc., NSA, Ltd. and Glencore AG.

          3.1                  Certificate of Designation of Registrant relating to the Convertible  Preferred Stock, dated March 28, 2001.

          4.1                  Purchase  Agreement,  dated March 28, 2001,  among Century Aluminum  Company,  Century
                               Aluminum of West Virginia,  Inc., Berkeley Aluminum,  Inc., Century Kentucky, Inc. and
                               Virgin Islands Alumina  Corporation LLC and Credit Suisse First Boston Corporation and
                               Fleet Securities, Inc., as Initial Purchasers.

          4.2                  Indenture,  dated April 2, 2001,  among  Century,  the  Guarantors  party  thereto and
                               Wilmington Trust Company, as trustee.

          4.3                  Registration  Rights  Agreement,  dated April 2, 2001, among Century Aluminum Company, the  Guarantors  party  thereto and Credit Suisse First Boston  Corporation  and Fleet
                               Securities, Inc., as Initial Purchasers.

          4.4                  Mortgage,  Assignment of Leases and Rents, Security Agreement and Financing Statement,
                               dated as of April 2,  2001,  from  NSA,  Ltd.  for the  benefit  of  Wilmington  Trust
                               Company, as collateral agent.

          4.5                  Deed  of  Trust,  Assignment  of  Leases  and  Rents,  Security  Agreement,  Financing
                               Statement  and Fixture  Filing,  dated as of April 2, 2001,  from Century  Aluminum of
                               West Virginia, Inc. for the benefit of Wilmington Trust Company, as collateral agent.

          4.6                  Pledge and Security Agreement, dated as of April 2, 2001, by Century Aluminum Company as Pledgor and the other Pledgors party thereto in favor of Wilmington Trust Company, as collateral agent.

          4.7                  Convertible  Preferred Stock Purchase  Agreement,  dated as of April 2, 2001,  between
                               Century Aluminum Company and Glencore AG.

          4.8                  Form of Convertible Preferred Stock Certificate.

         99.1                  Press Release, dated April 2, 2001.
---------------------------------

* Schedules and exhibits are omitted and will be furnished to the Securities and Exchange Commission upon request.


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